COMMITMENTS AND CONTINGENCIES	6 Months Ended
Jun. 30, 2026
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND CONTINGENCIES

NOTE 14 — COMMITMENTS AND CONTINGENCIES

The following table sets forth the Company’s contractual obligations as of June 30, 2026.

	Payment Due by Period
	Total	Less than 1 Year	1-3 Years
Short-term bank loans	$10,760,200	$10,760,200	$—
Lease payment	201,782	147,882	53,900
Long term loan	7,595,580	3,320,980	4,274,600
Total	$18,557,562	$14,229,062	$4,328,500

Other than as shown above, the Company did not have any significant capital and other commitments, long-term obligations or guarantees as of June 30, 2026. In the ordinary course of the business, the Company is subject to periodic legal or administrative proceedings. As of June 30, 2026, the Company is not a party to any legal or administrative proceedings which will have a material adverse effect on the Company’s business, financial position, results of operations and cash flows.